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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   _________________________________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 9, 1999

                           HFC Revolving Corporation
                   _________________________________________

               (Exact name of registrant as specified in charter)



Delaware                             333-84611-01            36-3955292
_______________________________________________________________________________


(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

               2700 Sanders Road, Prospect Heights, Illinois 60070
_______________________________________________________________________________
               (Address of principal executive offices) (Zip Code)

          Registrant's telephone number, including area code (847) 564-5000


Item 1.  Changes in Control of Registrant.  Not Applicable.
Item 2.  Acquisition or Disposition of Assets.  Not Applicable.
Item 3.  Bankruptcy or Receivership.  Not Applicable.
Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.
Item 5.  Other Events.

     It is expected that during November 1999, a series of certificates, entitled Closed-End Home Equity Loan Asset Backed Certificates, Series 1999-1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement, to be entered into by and among HFC Revolving Corporation (the "Registrant"), Household Finance Corporation, and Bank One, National Association. The offering and sale of certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-84611) and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Lehman Brothers Inc. (the "Underwriters") pursuant to an underwriting agreement to be entered into by and between the Registrant and each of the Underwriters.





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     In connection with the expected sale of the Underwritten Certificates,
Merrill Lynch, Pierce, Fenner & Smith Incorporated has advised the Registrant that it has furnished to prospective investors certain information attached hereto as exhibit 99.1 that may be considered "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

Item 6.  Resignations of Registrant's Directors.  Not Applicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable.
Item 8.  Change in Fiscal Year.  Not Applicable.


Exhibit


99.1 Copy of Computational Materials as provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated to the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HFC REVOLVING CORPORATION

                                  By:
                                      /s/ Steven H. Smith
                                      ------------------------------------
                                      Steven H. Smith
                                      Vice President and Assistant Treasurer



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                               INDEX TO EXHIBITS


99.1 Copy of Computational Materials as provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated